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                                                                    EXHIBIT 10.6
                      AMENDMENT TO STOCKHOLDERS' AGREEMENT
     This Amendment dated as of January 1, 1995, to the Stockholders' Agreement dated as of August 11, 1992 as previously amended by amendments thereto dated September 30, 1992 and April 6, 1993 (the "Stockholders' Agreement") is made by all of the parties to the Stockholders' Agreement. Capitalized terms used herein unless otherwise defined shall have the meanings set forth in the Stockholders' Agreement.
                                    RECITALS
     A. GTO is in the process of distributing to its investors shares of Common Stock pursuant to Section 4.4 of the Stockholders' Agreement.
     B. GTO desires to have the Stockholders' Agreement terminate as to GTO but the provisions of Section 6.2 of the Stockholders' Agreement are not generally effective with respect to all of the various entities comprising GTO because, even after giving effect to GTO's contemplated distribution to its investors,
GTO will still own more than 2% of the outstanding Common Stock on a fully diluted basis.
     C. The other parties to the Stockholders' Agreement are willing to enter into this Amendment to terminate the Stockholders' Agreement as to GTO at this time.
     NOW, THEREFORE, in consideration of the premises and of the terms and conditions herein contained, the parties hereto mutually agree as follows:
     The Stockholder's Agreement is hereby amended to delete GTO as a party thereto.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
                                         GOLLUST, TIERNEY AND OLIVER
                                         By: /s/ AUGUSTUS K. OLIVER
                                           Title: General Partner
                                         CONISTON PARTNERS
                                         By: /s/ AUGUSTUS K. OLIVER
                                           Title: General Partner
                                         CONISTON INSTITUTIONAL INVESTORS, L.P.
                                         By: GOLLUST, TIERNEY AND OLIVER
                                           General Partner
                                         By: /s/ AUGUSTUS K. OLIVER
                                           Title: General Partner

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                                         SABRE ASSOCIATES OF NEW JERSEY, L.P.
                                         By: SABRE MANAGEMENT CO.,
                                           General Partner
                                         By: GOLLUST, TIERNEY AND OLIVER,
                                           General Partner
                                         By: /s/ AUGUSTUS K. OLIVER
                                           Title: General Partner
                                         HELSTON INVESTMENT INC.
                                         By: GOLLUST, TIERNEY AND OLIVER
                                         INCORPORATED,
                                           Investment Manager
                                         By: /s/ AUGUSTUS K. OLIVER
                                           Title: Managing Director
                                         SABRE OPERATIONS, INC.
                                         By: GOLLUST, TIERNEY AND OLIVER
                                         INCORPORATED,
                                           Investment Manager
                                         By: /s/ AUGUSTUS K. OLIVER
                                           Title: Managing Director
                                         NACO-NORTH ATLANTIC CONTINENTAL CAPITAL
                                         LTD.
                                         By: /s/
                                           Title: Attorney-In-Fact
                                         SAURER GROUP INVESTMENTS LTD.
                                         By: /s/
                                           Title: Attorney-In-Fact
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                                         THE COMMON FUND FOR NONPROFIT
                                         ORGANIZATIONS
                                         By: GOLLUST, TIERNEY AND OLIVER
                                         INCORPORATED,
                                           Investment Manager
                                         By: /s/ AUGUSTUS K. OLIVER
                                           Title: Managing Director
                                         DLJ CAPITAL CORPORATION
                                         By: /s/
                                           Director, Vice President
                                         TW ASSOCIATES, L.P.
                                         By: KKR ASSOCIATES,
                                           General Partner
                                         By: /s/ MICHAEL T. TOKARZ
                                           Title: General Partner
                                         KKR PARTNERS, II, L.P.
                                         By: KKR ASSOCIATES,
                                           General Partner
                                         By: /s/ MICHAEL T. TOKARZ
                                           Title: General Partner
                                         FLAGSTAR COMPANIES, INC.,
                                         (formerly TW Holdings, Inc.)
                                         By: /s/ RHONDA J. PARISH
                                           Senior Vice President & General
                                         Counsel
                                             /s/ JEROME J. RICHARDSON
                                           Jerome J. Richardson
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